UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2006

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for the fourth fiscal quarter and for the full fiscal year ending September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted principles (GAAP), as follows:

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Revenues. We present revenue growth rates at constant foreign exchange rates. We believe that presenting growth rates at constant foreign exchange rates allows investors to view the underlying operating results of BD and of its segments without the impact of fluctuations in foreign currency exchange rates, thereby facilitating comparisons to prior periods.

We also present total revenues, BD Medical revenues and the revenues of our Diabetes Care unit, both worldwide and in the U.S, after excluding the effect of estimated customer returns associated with our decision to exit the blood glucose monitoring (“BGM”) market in September 2006. We believe these adjusted measures allow investors to understand the impact these exit costs had on reported revenues and to more easily compare BD’s financial performance in this regard with prior periods.

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Cost of Product Sold. We present cost of product sold, both alone and as a percentage of revenues, after excluding the impact of the one-time costs associated with our exit of the BGM market. We believe that measures of cost of product sold that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods.

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Gross Profit. We present gross profit, both alone and as a percentage of revenues, after excluding the impact of the one-time costs associated with our exit of the BGM market. We believe that measures of gross profit that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods.

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Selling and Administrative Expense. We present selling and administrative expense, both alone and as a percentage of revenues, after excluding (i) the impact of the one-time costs associated with our exit of the BGM market and (ii) the impact of such exit costs and of insurance settlements occurring during the period presented. We believe that measures of selling and administrative expense that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods. In addition, as these insurance settlements are not part of ordinary operations, management believes that measures of selling and administrative expense that are adjusted for the effects of these settlements are more indicative of BD’s underlying performance. Providing selling and administrative expense after adjusting for the effect of these settlements also assists investors in comparing BD’s selling and administrative expense for the period to prior periods.

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Research and Development Expense. We present research and development expense, both alone and as a percentage of revenues, after excluding the impact of the in-process research and development (“R&D”) charge relating to the acquisition of GeneOhm Sciences Inc. (“GeneOhm”). As this non-cash charge is not part of ordinary operations and serves to increase R&D expense for the period, management believes that these adjusted measures are more indicative of BD’s underlying performance. Management also presents these adjusted measures in order to assist investors in comparing BD’s R&D expense for the period to prior periods.

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Operating Income. We present BD’s operating income, both alone and as a percentage of revenues, after excluding the impact of the one-time costs associated with our exit of the BGM market. We believe that measures of operating income that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods.

We also present BD’s operating income, both alone and as a percentage of revenues, after excluding the impact of (i) these exit costs, (ii) insurance settlements and (iii) the in-process R&D charge relating to the GeneOhm acquisition. As described above, management does not believe that these settlements and R&D charge are not part of BD’s ordinary operations. Management believes that these adjusted measures of operating income are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

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Income Taxes/Effective Tax Rate. We present income taxes and effective tax rate after excluding (i) the impact of the one-time costs associated with our exit of the BGM market and (ii) the impact of these exit costs and of insurance settlements. We believe that measures of income tax and effective tax rate that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods. We also believe that these insurance settlements are not part of our ordinary operations, and that these adjusted measures are more indicative of BD’s underlying performance and facilitate comparisons to prior periods.

We also present income taxes and effective tax rate for prior periods after excluding the effects of (i) changes in tax laws and regulations and other events that caused the tax rate for the period presented to vary from BD’s then expected effective tax rate for the full year, (ii) the impact on taxes of the repatriation of foreign earnings under the provisions of the American Jobs Creation Act and (iii) the effects of significant reversals of tax reserves in connection with the conclusion of tax examinations in four non-U.S. jurisdictions. These items caused fluctuations in BD’s income taxes and effective tax rate from period to period that management believes were unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such effects allows investors to better understand BD’s comparative operating performance for the periods presented.

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Income from Continuing Operations. We present income from continuing operations, both alone and as a percentage of revenues, after excluding the impact of the one-time costs associated with our exit of the BGM market. We believe that measures of income from continuing operations that are adjusted for the impact of these one-time costs are more indicative of BD’s underlying performance and also allow investors to more easily compare BD's financial performance in this regard with prior periods.

We also present operating income from continuing operations, both alone and as a percentage of revenues, after excluding the impact of these exit costs and of insurance settlements and the in-process R&D charge relating to the GeneOhm acquisition. Since these settlements and the in-process R&D charge are not part of ordinary operations, management believes that these adjusted measures are more indicative of BD’s underlying performance and also allow investors to better understand BD’s comparative operating performance for the period presented.

We also present income from operations for prior periods after excluding (i) the effects of significant reversals of tax reserves in connection with the conclusion of tax examinations in four non-U.S. jurisdictions, (ii) the effects of changes in tax laws and regulations and other events that caused the tax rate for the period presented to vary from BD’s then-expected effective tax rate for the full year and (iii) the impact on taxes of the repatriation of foreign earnings under the provisions of the American Jobs Creation Act. These items caused fluctuations in BD’s operating results that management believes were unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such items allows investors to better understand BD’s comparative operating performance for the periods presented.

•

Earnings Per Share. We present earnings per share from continuing operations for the fourth quarter of fiscal year 2006 after excluding the impact of the one-time costs associated with our exit of the BGM market. We believe that a measure of earnings per share that is adjusted for the impact of these one-time costs is more indicative of BD’s underlying performance and also allows investors to more easily compare BD's financial performance in this regard with prior periods.

We also present earnings per share from continuing operations for fiscal year 2006 after excluding these exit costs and the impact of insurance settlements and the in-process R&D charge relating to the GeneOhm acquisition. Since these settlements and the in-process R&D charge were not part of ordinary operations, management believes that this adjusted measure is more indicative of BD’s underlying performance and also allow investors to better understand BD’s comparative operating performance for the periods presented.

We also present earnings per share from continuing operations for prior periods after excluding (i) the effects of significant reversals of tax reserves in connection with the conclusion of tax examinations in four non-U.S. jurisdictions, (ii) the effects of changes in tax laws and regulations and other events that caused the tax rate during the period to vary from BD’s expected effective tax rate for the full year, and (iii) the impact on taxes of the repatriation of foreign earnings under the provisions of the American Jobs Creation Act. These items caused fluctuations in BD’s operating results that management believes were unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such items allows investors to better understand BD’s comparative operating performance for the periods presented.

BD’s management uses each of these non-GAAP measures in its own evaluation of BD’s performance, particularly when comparing performance to past periods. Management also uses the non-GAAP results for budget planning purposes on a quarterly and annual basis.

Non-GAAP results should not be considered in isolation and are not in accordance with, or a substitute for, GAAP results. Our non-GAAP results may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. Investors should also consider these limitations when evaluating BD’s results.

BD provides non-GAAP measures to investors on a supplemental basis, as they provide additional insight into BD’s financial results. Management believes the non-GAAP results provide a reasonable measure of BD’s underlying performance before the effects of items that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits. — Exhibit 99.1 Press release dated November 2, 2006, which is furnished pursuant to Item 2.02.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By: /s/ Dean J. Paranicas
Dean J. Paranicas Vice President, Corporate Secretary and Public Policy

Date: November 2, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press release dated November 2, 2006, which is furnished pursuant to Item 2.02.